UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE OMMISSION	OMB Number: 3235-00595
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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PFF Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 29, 2004

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of PFF Bancorp, Inc., the holding company for PFF Bank & Trust, Glencrest Investment Advisors, Inc. and Diversified Builder Services, Inc., which will be held on Tuesday, September 14, 2004 at 9:00 a.m., local time, at the Sheraton Suites Fairplex, 601 W. McKinley Avenue, Pomona, California 91766.

The attached Notice of Annual Meeting and proxy statement describe the formal business that PFF Bancorp will transact at the annual meeting. The Board of Directors of PFF Bancorp has determined that an affirmative vote on each matter to be considered at the annual meeting is in the best interests of PFF Bancorp and its shareholders and unanimously recommends a vote “FOR” each of these matters.

Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the annual meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the annual meeting but will assure that your vote is counted if you cannot attend.

On behalf of the Board of Directors and the employees of PFF Bancorp and subsidiaries, we thank you for your continued support.

Sincerely yours,

Larry M. Rinehart
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Tuesday, September 14, 2004
Time:	9:00 a.m., local time
Place:	Sheraton Suites Fairplex 601 W. McKinley Avenue Pomona, California 91766

At our 2004 Annual Meeting, PFF Bancorp will ask you to:

1.	Elect Donald R. DesCombes and Larry M. Rinehart to serve as directors for a term of office set to expire in 2007 or until their successors are elected and qualified.

2.	Ratify the appointment of KPMG LLP as independent auditors of PFF Bancorp for the fiscal year ending March 31, 2005.

3.	Approve the PFF Bancorp, Inc. 2004 Equity Incentive Plan.

4.	Transact any other business as may properly come before the annual meeting.

You may vote at the annual meeting if you were a shareholder of PFF Bancorp at the close of business on July 19, 2004, the record date.

By Order of the Board of Directors,

Carole F. Olson
Secretary

Pomona, California
July 29, 2004

You are cordially invited to attend the annual meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the annual meeting.

GENERAL INFORMATION

GENERAL

We are a Delaware corporation, which owns all the capital stock of PFF Bank & Trust, Glencrest Investment Advisors, Inc. and Diversified Builder Services, Inc. As used in this proxy statement, the term “annual meeting” includes any adjournment or postponement of such meeting.

We have sent you this proxy statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the annual meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the annual meeting. This process is described below in the section entitled “Voting Rights.”

We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about July 29, 2004 to all shareholders entitled to vote. If you owned common stock of PFF Bancorp at the close of business on July 19, 2004, the record date, you are entitled to vote at the annual meeting. On the record date, there were 16,813,763 shares of common stock outstanding.

QUORUM

A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the annual meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the annual meeting.

VOTING RIGHTS

You are entitled to one vote at the annual meeting for each share of the common stock of PFF Bancorp that you owned as of record at the close of business on July 19, 2004. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting and obtain and submit a ballot, which we will provide to you at the annual meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR the proposals identified in the Notice of Annual Meeting.

If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the annual meeting, other than those listed in the Notice of Annual Meeting.

VOTE REQUIRED

Proposal 1: Election of Directors
To be elected, a nominee for director must receive a plurality of the votes cast at the Annual Meeting. So, if you do not vote for a nominee, or you indicate “withhold authority” for a nominee on your proxy card, your vote will not count “for” or “against” the nominee. You may not vote your shares cumulatively for the election of the director nominees.

Proposal 2: Ratification of the Appointment of Independent Auditors
Approval of Proposal 2 requires the affirmative vote of a majority of the votes entitled to be cast by the common stock represented at the Annual Meeting. Abstentions will be counted solely for the purpose of determining whether a quorum is present.

Proposal 3: Approval of the 2004 Equity Incentive Plan
Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions will be counted solely for the purpose of determining whether a quorum is present.

EFFECT OF BROKER NON-VOTES

If your broker holds shares that you own in “street name,” the broker may vote your shares on the proposal listed above even if the broker does not receive instructions from you. If your broker does not vote on this proposal, this will constitute a “broker non-vote.” Here is the effect of a “broker non-vote.”

•	Proposal 1: Election of Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect the director nominees.

•	Proposal 2: Ratification of Independent Auditors. A broker non-vote will be counted solely for the purpose of determining whether a quorum is present.

•	Proposal 3: Approval of the 2004 Equity Incentive Plan. A broker non-vote will be counted solely for the purpose of determining whether a quorum is present.

CONFIDENTIAL VOTING POLICY

PFF Bancorp maintains a policy of keeping shareholder votes confidential. We only let our Inspector of Election and certain employees of our independent tabulating agents examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. Our independent tabulating agent will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

You may revoke your grant of proxy at any time before it is voted by:

•	filing a written revocation of the proxy with our Secretary;

•	submitting a signed proxy card bearing a later date; or

•	attending and voting in person at the annual meeting, but you also must file a written revocation with the clerk of the annual meeting prior to the voting.

If your shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the annual meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of PFF Bancorp.

SOLICITATION OF PROXIES

We will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of PFF Bancorp and PFF Bank & Trust may solicit proxies by mail, telephone and other forms of communication. We have also hired Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of $7,500 plus reimbursement of out of pocket costs and expenses.

We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

OBTAINING AN ANNUAL REPORT ON FORM 10-K

Annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports are available free of charge from our internet site, www.pffbank.com, by clicking on “Investor Relations” located on the home page, proceeding to “Financial” and then to “SEC filings.”

We will furnish any or all of the non-confidential exhibits upon payment of a reasonable fee. Please send request for exhibits and/or fee information to:

PFF Bancorp, Inc. 350 South Garey Avenue Pomona, California 91766 Attn: Corporate Secretary

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders of PFF Bancorp

The following table sets forth, as of July 19, 2004, certain information as to common stock beneficially owned by persons owning in excess of 5% of the outstanding shares of our common stock. We know of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of its common stock as of July 19, 2004. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission and with PFF Bancorp pursuant to the Securities Exchange Act of 1934, as amended, and on information presented to management. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of any shares of common stock: (1) over which he or she has or shares, directly or indirectly, voting or investment power; or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after July 19, 2004. As used in this proxy statement, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent(5)
Common Stock, $0.01 par value	PFF Bank & Trust Employee Stock Ownership Plan 350 South Garey Avenue Pomona, California 91766	1,841,919	(1)	10.95%

Common Stock, $0.01 par value	Barclays Global Investors, NA 45 Fremont Street, 17th Floor San Francisco, California 94105	1,061,261	(2)	6.31%

Common Stock, $0.01 par value	Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	944,962	(3)	5.62%

Common Stock, $0.01 par value	Thomson Horstmann & Bryant, Inc. Park 80 West, Plaza Two Saddle Brook, New Jersey 07663	868,140	(4)	5.16%

(footnotes on following page)

(1)	The PFF Bank & Trust Employee Stock Ownership Plan (“ESOP”) is administered by the Employee Compensation and Benefits Committee of the Board of Directors. The ESOP’s assets are held in a trust (the “ESOP Trust”), for which The Mechanics Bank serves as trustee (the “ESOP Trustee”). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At July 19, 2004, 1,535,215 shares held by the ESOP Trust have been allocated under the ESOP and 306,704 shares remain unallocated. Under the terms of the ESOP, the ESOP Trustee will vote the unallocated shares in a manner calculated to most accurately reflect the instructions received from participants regarding allocated shares so long as the ESOP Trustee determines such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

(2)	As reported by Barclays Global Investors, NA in a Schedule 13G filed with the SEC on February 17, 2004 which reported sole voting power with respect to 946,352 shares and sole investment power with respect to 946,352 shares as of December 31, 2003.

(3)	As reported by Goldman Sachs Asset Management, L.P. in a Schedule 13G filed with the SEC on February 12, 2004, which reported sole voting power with respect to 842,979 shares and sole investment power with respect to 944,962 shares as of December 31, 2003.

(4)	As reported by Thompson Horstmann & Bryant, Inc. in a Schedule 13G/A filed with the SEC on January 21, 2004 which reported sole voting power with respect to 454,620 shares and sole investment power with respect to 868,140 shares as of December 31, 2003.

(5)	Percentages with respect to each person or group of persons have been calculated based upon 16,813,763 shares of common stock, the number of shares outstanding as of July 19, 2004.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information about the shares of common stock beneficially owned by each director of PFF Bancorp, by each named executive officer of PFF Bancorp identified in the Summary Compensation Table included elsewhere in this proxy statement, and by all directors and executive officers of PFF Bancorp or PFF Bancorp’s wholly owned subsidiaries, PFF Bank & Trust, Glencrest Investment Advisors, Inc. and Diversified Builder Services, Inc. as a group as of July 19, 2004. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated.

Name	Position with PFF Bancorp	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock, $.01 par value Outstanding(2)
Robert W. Burwell(3)	Vice Chairman of the Board	106,216	*

Donald R. DesCombes(4)	Chairman of the Board	204,415	1.21%

Jerald W. Groene(5)	Senior Vice President and Chief Lending Officer of PFF Bank & Trust	76,980	*

Kevin McCarthy(6)	Senior Executive Vice President of PFF Bancorp and Senior Executive Vice President and Chief Operating Officer of PFF Bank & Trust	287,536	1.70%

Stephen C. Morgan(7)	Director	35,150	*

Curtis W. Morris(8)	Director	75,941	*

Larry M. Rinehart(9)	Director, President and Chief Executive Officer	279,305	1.65%

Gilbert F. Smith(10)	Senior Vice President and General Counsel of PFF Bank & Trust	104,495	*

Jil H. Stark(11)	Director	183,304	1.08%

Royce A. Stutzman(12)	Director	17,668	*

Gregory C. Talbott(13)	Executive Vice President, Chief Financial Officer and Treasurer	241,088	1.42%

All directors and executive officers as a group (13 persons)(14)		2,154,134	12.14%

*	Less than one percent

(footnotes on following page)

(1)	See “Security Ownership of Certain Beneficial Owners and Management — Principal Shareholders of PFF Bancorp” for a definition of “beneficial ownership.”

(2)	Percentages with respect to each person or group of persons have been calculated based on 16,813,763 shares of common stock, the total number of shares of common stock outstanding as of July 19, 2004, plus shares of common stock which such persons or group of persons has the right to acquire within 60 days of July 19, 2004, by the exercise of stock options.

(3)	Includes 19,044 shares in plan trusts related to the 1996 Incentive Plan and 45,651 shares subject to currently exercisable options.

(4)	Includes 29,122 shares vested but deferred to which Mr. DesCombes has voting power, 8,400 shares held in trust, 106,844 shares subject to currently exercisable options.

(5)	Includes 280 shares held by children, 3,442 shares held by the SERP trust, 19,604 shares allocated to Mr. Groene’s account under the ESOP and 20 shares held in the 401(k) Plan trust.

(6)	Includes 11,881 shares held by the SERP trust, 21,179 shares allocated to Mr. McCarthy’s account under the ESOP and 149,193 shares subject to currently exercisable options.

(7)	Includes 33,750 shares subject to currently exercisable options.

(8)	Includes 1,950 shares held by spouse, 2,437 shares held in an IRA, 15,348 shares vested but deferred to which Mr. Morris has voting power and 45,649 shares subject to currently exercisable options.

(9)	Includes 47,800 shares held by the SERP trust, 21,750 shares allocated to Mr. Rinehart’s account under the ESOP and 142,522 shares subject to currently exercisable options.

(10)	Includes 4,152 shares held in the 401(k) Plan trust, 4,939 shares held by the SERP trust, 6,540 shares vested but deferred to which Mr. Smith has voting power, 19,834 shares allocated to Mr. Smith’s account under the ESOP and 52,306 shares subject to currently exercisable options.

(11)	Includes 152,773 shares subject to currently exercisable options.

(12)	Includes 245 shares held in a SEP-IRA and 548 shares in a deferred compensation plan, and 16,875 shares subject to currently exercisable options.

(13)	Includes 18,474 shares held by the SERP Trust, 21,250 shares allocated to Mr. Talbott’s account under the ESOP and 109,481 shares subject to currently exercisable options.

(14)	The amount of shares for all directors and executive officers as a group includes 306,704 shares held by the ESOP Trust that have not been allocated to eligible participants as of July 19, 2004, over which the Employee Compensation and Benefits Committee (consisting of Messrs. Morgan, Burwell and Morris) may be deemed to have sole investment power, except in limited circumstances, thereby causing each committee member to be a beneficial owner of such shares. Each member of this committee disclaims beneficial ownership of such shares and accordingly, such shares are not attributed to the members of this committee individually. As of July 19, 2004, 1,535,215 shares have been allocated to participants pursuant to PFF Bancorp’s ESOP.

PROPOSAL 1
ELECTION OF DIRECTORS

General

Nominees	Term to Expire
Donald R. DesCombes	2007
Larry M. Rinehart	2007

Directors DesCombes and Rinehart are currently serving on PFF Bancorp’s Board of Directors. If you elect the nominees listed above, they will hold office until the annual meeting in 2007 or until their successors have been elected and qualified.

PFF Bancorp knows of no reason why either of the nominees may be unable to serve as directors. If either of the nominees is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason either of the nominees proves unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that either of its nominees would prove unable to serve if elected.

The Board of Directors unanimously recommends a vote “FOR” all of the nominees for election as directors.

Nominees, Continuing and Retiring Directors

Nominees	Age(1)	Term Expires	Position(s) Held with PFF Bancorp	Director Since(2)
Donald R. DesCombes	72	2004	Chairman	1979
Larry M. Rinehart	56	2004	Director, President and Chief Executive Officer	1994
Continuing Directors
Robert W. Burwell	72	2005	Vice Chairman	1984
Stephen C. Morgan, Ed. D.	58	2006	Director	2001
Curtis W. Morris	68	2005	Director	1988
Jil H. Stark	67	2006	Director	1975
Royce A. Stutzman	68	2006	Director	2002

(1)	At July 19, 2004.
(2)	Includes years of service as a director of PFF Bank & Trust.

Biographical Information

The principal occupation and business experience of the nominees for election as director and each continuing director are set forth below. Unless otherwise indicated, each of the following persons has held his or her present position for the last five years.

Nominees

Donald R. DesCombes has served as the Chairman of the Board of Directors of PFF Bank & Trust since 1989. He was Chairman of the Board of Directors of Averbeck Company Insurance Brokers until 2001.

Larry M. Rinehart has served as President and Chief Executive Officer of PFF Bank & Trust since 1992 and of PFF Bancorp since 1996. He served as President-elect and Executive Vice President of PFF Bank & Trust from July 1991 to August 1992. Mr. Rinehart also serves as Director, President and Chief Executive Officer of Pomona Financial Services, Inc., and Diversified Services, Inc. He serves as a Director of Glencrest Investment Advisors, Inc. and Diversified Builder Services, Inc. He is also a director of Glencrest Insurance Services, Inc.

Continuing Directors

Robert W. Burwell was President and Chief Executive Officer of the Pomona Valley Hospital Medical Center from 1972 until his retirement in 1993.

Curtis W. Morris is associated with the law firm of Lamb, Morris & Lobello and has been a practicing attorney for 33 years.

Stephen C. Morgan, Ed. D., has been the president of the University of LaVerne since 1985.

Jil H. Stark is a retired college administrator and faculty member.

Royce A. Stutzman, a Certified Valuation Analyst and Certified Public Accountant, is past managing partner and current Chairman of Vicenti, Lloyd & Stutzman LLP, a regional accounting firm.

Executive Officers Who are Not Directors

Kevin McCarthy, age 52, serves as Senior Executive Vice President of PFF Bancorp and Senior Executive Vice President and Chief Operating Officer of PFF Bank & Trust. Mr. McCarthy is a Director of Pomona Financial Services, Inc. and Diversified Services, Inc. Mr. McCarthy also serves as Chairman of the Board of Directors of Glencrest Investment Advisors, Inc. and Chairman of the Board of Glencrest Insurance Services, Inc.

Gregory C. Talbott, age 50, is the Executive Vice President, Chief Financial Officer and Treasurer of PFF Bancorp and Executive Vice President and Chief Financial Officer of PFF Bank & Trust. Mr. Talbott also serves as Director of Glencrest Investment Advisors, Inc. and as a Director of Glencrest Insurance Services, Inc.

Gilbert F. Smith, age 58, currently serves as Senior Vice President and General Counsel of PFF Bank & Trust. Mr. Smith is Chairman of the Board of Directors of Pomona Financial Services, Inc. and Diversified Services, Inc. Mr. Smith also serves as Director of Glencrest Investment Advisors, Inc. and as a director of Glencrest Insurance Services, Inc.

Jerald W. Groene, age 56, is Senior Vice President and Chief Lending Officer of PFF Bank & Trust. Mr. Groene is a Director of Pomona Financial Services, Inc. and Diversified Services, Inc. Mr. Groene also serves as Director of Glencrest Investment Advisors, Inc. and as a Director of Glencrest Insurance Services, Inc.

Lynda Scullin, age 46, has served as Senior Vice President and Branch Administrator of PFF Bank & Trust since 1997.

Robert L. Golish, age 49, has served as Senior Vice President and Senior Counsel of PFF Bank & Trust since 1994 and Chief Information Officer of PFF Bank & Trust since 1999.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

Meetings and Committees of the Board of Directors

PFF Bancorp’s Board of Directors currently consists of seven members. The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of PFF Bancorp. PFF Bancorp’s executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board of Directors and committees, and also through considerable telephone contact and other communications with the Chairman and others regarding matters of concern and interest to PFF Bancorp. Our directors also discuss business and other matters with the Chairman, other key executives, and our principal external advisors (legal counsel, auditors, financial advisors and other consultants).

The Board of Directors held a total of 13 meetings during the fiscal year ended March 31, 2004. Each incumbent director, attended at least 75% of the meetings of the Board of Directors held during the time in which they served as director, plus meetings of committees on which that particular director served during this period.

Once each quarter, the regularly scheduled Board of Directors meeting includes an executive session of non-management Directors. The Chairman of the Board of Directors presides over all executive sessions of the Board of Directors.

Committees of the Board

The Board of Directors of PFF Bancorp has established the following committees:

AUDIT COMMITTEE
The Audit Committee oversees and monitors our financial reporting process and internal control system, reviews and evaluates the audit performed by our outside auditors and reports any substantive issues found during the audit to the Board of Directors. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our independent auditors. The Board of Directors has adopted a written charter for the Audit Committee, which is available at PFF Bancorp’s website.

Directors Stark, Morgan, Burwell and Stutzman currently serve as members of the committee. Director Stark is the Chairman of the committee. All members of the Audit Committee are independent directors as defined under The New York Stock Exchange listing standards. PFF Bancorp believes that Mr. Stutzman qualifies as an “Audit Committee Financial Expert” as that term is defined by applicable SEC rules, and our board has designated him as such. The Audit Committee met four times in fiscal 2004.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Nominating and Corporate Governance Committee assists the Board in identifying qualified individuals to become Board members and assists the Chairman of the Board in determining the composition and chairmanship of Board committees. The Nominating and Corporate Governance Committee also assists the Board in monitoring a process to assess Board effectiveness and in developing and implementing PFF Bancorp’s corporate governance guidelines. Directors DesCombes, Burwell, Morgan, Morris, Stark and Stutzman currently serve on the committee. Mr. DesCombes is the Chairman of the committee. All members of the Nominating Committee are independent directors as defined under the New York Stock Exchange Listing Standards. The Nominating Committee met four times in fiscal 2004. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available at PFF Bancorp’s website.

The Nominating and Corporate Governance Committee will consider recommendations from stockholders if submitted to the attention of the Secretary and in a timely manner in accordance with the procedures established in the Bylaws and will apply the same criteria to all persons being considered.

Under PFF Bancorp’s Bylaws, if you wish to nominate a director or bring other business before an annual meeting (which is not included in the proxy statement for the 2005 Annual Meeting), the following criteria must be met: (i) you must be a shareholder of record; (ii) you must have given timely notice in writing to the Secretary of PFF Bancorp; and (iii) your notice must contain specific information required in our Bylaws. To be considered timely for inclusion in our 2005 Annual Meeting, PFF Bancorp must receive your advance written notice of business or nominations to the Board of Directors no less than 90 days preceding the date of the annual meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder’s name and address, as they appear on our record of stockholders and the class and number of shares of capital stock that are beneficially owned by such stockholder. The shareholder’s notice to the Secretary must also set forth certain information regarding the proposed nominee. If a nomination is not properly brought before the meeting in accordance with PFF Bancorp’s by-laws, the Chair of the meeting may determine that the nomination was not properly brought before the meeting and shall not be considered. Nothing in this paragraph shall be deemed to require us to include in our proxy statement or the proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. For additional information about PFF Bancorp’s director nomination requirements, please see PFF Bancorp’s by-laws.

It is the policy of the committee to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders. Shareholder nominees are analyzed by the committee in the same manner as nominees that are identified by the Committee. PFF Bancorp does not pay a fee to any third party to identify or evaluate nominees, however the committee does have authority to hire a third party for such purpose.

Directors DesCombes and Rinehart were each nominated by the non-management, independent directors that comprise the Nominating Committee. As of March 31, 2004, the Nominating Committee had not received any shareholder recommendations for nominees in connection with the 2004 Annual Meeting.

EMPLOYEE COMPENSATION AND BENEFITS COMMITTEE
The Employee Compensation and Benefits Committee establishes compensation and benefits for the Chief Executive Officer. The committee is also responsible for approving and evaluating the CEO and the compensation plans, policies and programs of PFF Bancorp. Directors Morgan, Burwell and Morris currently serve on the committee. Mr. Morgan is the Chairman of the committee. All members of the Employee Compensation and Benefits Committee are independent directors as defined under The New York Stock Exchange listing standards. The Employee Compensation and Benefits Committee met one time in the 2004 fiscal year. The Board of Directors has adopted a written charter for the Employee Compensation and Benefits Committee, which is available at our website.

Shareholder Communications with our Board of Directors

Shareholders may contact our Board of Directors by contacting Carole F. Olson, Secretary, PFF Bancorp, Inc., 350 South Garey Avenue, Pomona, California 91766. All comments will be forwarded directly to the Board of Directors.

It is our policy that all directors and nominees should attend the Annual Meeting. At the 2003 Annual Meeting, all members of the Board of Directors were in attendance.

AUDIT COMMITTEE REPORT

The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”). Pursuant to such rules and regulations, this report shall not be deemed “soliciting materials,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

During fiscal 2004, the Audit Committee of our Board of Directors held four formal meetings. It also met periodically throughout the year to discuss matters consistent with its duties. Additionally, the members of the Audit Committee attended several educational events.

During fiscal 2004, each member of our Audit Committee was independent as defined under the New York Stock Exchange listing standards. The Board of Directors has certified that Mr. Stutzman qualifies as an Audit Committee Financial Expert as the term is defined by SEC regulations. The Audit Committee operates under a written charter approved by the Board of Directors, which is available at our website.

The Audit Committee assists the Board of Directors by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory and internal control environments. The primary duties and responsibilities of the Audit Committee are to: (1) serve as an independent and objective party to monitor our financial reporting process and internal control systems; (2) select and monitor the independent auditor; (3) pre-approve all audit and permissible non-audit services performed by external auditors; (4) review and appraise the audit efforts of our independent auditors and internal audit providers; (5) oversee management’s establishment and enforcement of financial policies; (6) provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit provider, and the Board of Directors; and (7) establish procedures for the receipt, retention and treatment of complaints or concerns, including confidential employee submissions, about accounting, internal accounting controls or auditing matters.

The Audit Committee reviewed with our internal auditors and independent auditors the overall scope and plans for their respective audits and the results of internal audit examinations. The committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of PFF Bancorp’s and subsidiaries’ internal controls and the overall quality of PFF Bancorp’s and subsidiaries’ financial reporting process.

The committee discussed and reviewed with its independent auditors communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and discussed and reviewed the results of the independent auditors’ examination of the consolidated financial statements.

The committee reviewed and discussed interim financial information contained in each quarterly report and earnings announcement with management and independent auditors prior to public release as necessary. The committee reviewed our audited consolidated financial statements as of and for the year ended March 31, 2004, with management and the independent auditors. Management has the responsibility for the preparation of our consolidated financial statements and the independent auditors have the responsibility for the audit of those statements.

The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (entitled “Independence Discussions with Audit Committees”), has discussed the independence of KPMG LLP and considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining the auditor’s independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2004 filed with the SEC. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if she or he so desires. The Audit Committee also reappointed the independent auditors, subject to the ratification of our shareholders.

Audit Committee of PFF Bancorp, Inc.

Jil H. Stark (Chairman)
Robert W. Burwell
Stephen C. Morgan
Royce A. Stutzman

Principal Accountant Fees and Services

During the fiscal years ended March 31, 2004 and 2003, PFF Bancorp retained and paid KPMG LLP to provide audit and other services as follows:

	2004	2003
Audit fees (1)	337,108	277,806
Audit related-fees (2)	54,932	46,878
Tax fees (3)	103,400	83,725
All other fees	—	—
Total	495,440	408,409

(1)	Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits. In fiscal 2004, this amount included $281,708 related to the fiscal 2004 audit and quarterly reviews, and $55,400 related to a review of PFF Bank & Trust’s internal controls in connection with reporting required under the Federal Deposit Insurance Corporation Improvement Act (FDICIA). In fiscal 2003 this amount included $21,806 related to the completion of the fiscal 2002 audit and $256,000 related to the fiscal 2003 audit.

(2)	Audit related fees consisted of fees for audits of financial statements of employee benefit plans ($45,050 and $46,878 for fiscal 2004 and 2003, respectively, and for fiscal 2004, $9,882 in connection with Sarbanes-Oxley Act Section 404 consultation).

(3)	Tax fees consisted of fees related to the preparation of PFF Bancorp’s income tax returns and other consultative matters.

Preapproval Policies and Procedures

Preapproval of Services:  The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms) to be performed for us by our independent auditor, subject to the de minimis exception for non-audit services described below which, if not pre-approved, are approved by the committee prior to completion of the audit.

Exception:  The preapproval requirement set forth above, shall not be applicable with respect to non-audit services if:

(i)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by us to our auditor during the fiscal year in which the services are provided;

(ii)	Such services were not recognized by us at the time of the engagement to be non-audit services; and

(iii)	Such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or by one or more members of the committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the committee.

During the year ended March 31, 2004, the Audit Committee pre-approved 100% of the services performed by KPMG LLP for PFF Bancorp.

Delegation. The committee may delegate to one or more designated members of the committee the authority to grant required preapprovals. The decisions of any member to whom authority is delegated under this paragraph to preapprove activities under this subsection shall be presented to the full committee at its next scheduled meeting.

Directors’ Compensation

Meetings and Fees. Currently, each non-employee director of PFF Bancorp receives an annual retainer of $12,500 for serving on the Board of Directors of PFF Bancorp; and each non-employee director of PFF Bank & Trust, except for the Chairman of the Board, receives a retainer of $3,300 per month. The Chairman of the Board receives a monthly retainer of $4,500. Mr. Rinehart does not receive any additional compensation for serving as a director. Directors are also eligible to receive grants of options under PFF Bancorp’s incentive plans and reimbursements for certain medical expenses. PFF Bancorp paid fees totaling $324,903 to its non-employee directors for the year ended March 31, 2004.

Directors’ Retirement Plan.  PFF Bank maintains the PFF Bank Directors’ Retirement Plan (the “Directors’ Retirement Plan”) which is a frozen non-qualified plan under which no new benefits have accrued since December 31, 1995. The Directors’ Retirement Plan provides that, upon retirement, retiring directors are eligible to receive an annual benefit equal to 70% of the retiring directors’ annualized final earnings based on monthly board compensation as of December 31, 1995 (reduced by one one hundred and twentieth (1/120) for each month of service less than 120) which shall continue to be paid for the greater of 10 years or the lifetime of the director. All Directors are currently credited with 120 months of service under the plan except for Mr. Morgan and Mr. Stutzman who have not been credited with any months of service. Mr. Rinehart does not participate in the plan. Benefits may not start until the director retires from service and reaches age 65. The Directors’ Retirement Plan provides that in the event of a participant’s death prior to payment of all benefits due to the participation under the plan, the remaining benefits are to be paid to the beneficiary or beneficiaries designated by the participants or, if no such designation has been made, to the estate of the participant.

Directors’ Deferred Compensation Plan.  PFF Bank maintains the PFF Bank Directors’ Deferred Compensation Plan which is a non-qualified plan that offers Directors the opportunity to defer fee compensation and stock awarded under the 1996 Incentive Plan. The primary form of benefit for deferred fees is 120 monthly installment payments of the account balance. Such balance shall equal the amount of the deferrals and interest thereon. Other forms of benefit, including a lump sum payout, are available with certain restrictions. Deferred stock awarded under the 1996 Incentive Plan is accounted for in the plan in the form of common stock units. The form of benefit for deferred stock is a single lump sum payout or payment of equal installments over time. Prior to March 1995, deferrals had been credited with an interest rate equal to the highest interest rate paid on a designated date to depositors of PFF Bank & Trust. The plan has been amended to allow for an alternative choice whereby deferrals may be credited with investment earnings or losses equivalent to that of the common stock issued in connection with our initial public offering (“Common Stock Rate”). Previous deferrals, as well as future deferrals, may be credited with the Common Stock Rate as of the initial public offering.

EXECUTIVE COMPENSATION

The report of PFF Bancorp’s Employee Compensation and Benefits Committee and performance graph included in this section are provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, the report and the graph are not to be deemed “soliciting materials,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the 1934 Securities Exchange Act of 1934, as amended.

The report of the Employee Compensation and Benefits Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as to the extent that PFF Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Employee Compensation and Benefits Committee Report on Executive Compensation

The Employee Compensation and Benefits Committee is responsible for administering the compensation and benefits programs for the President and Chief Executive Officer of PFF Bancorp and PFF Bank & Trust, and for all other executive officers. Compensation of the President and Chief Executive Officer and other executive officers for the fiscal year ended 2004 was paid by PFF Bank & Trust and PFF Bancorp, respectively, and determined by both Boards of Directors upon the recommendation of the Employee Compensation and Benefits Committee for PFF Bank & Trust and PFF Bancorp.

The committee reviews the compensation and benefits programs for all executive officers on an annual basis. Recommendations and rationale of Messrs. Rinehart, McCarthy, Talbott, Smith and Groene’s positions with PFF Bank & Trust and PFF Bancorp, respectively, are taken into consideration during such review.

The committee strives to provide a compensation program that assures both the motivation and retention of the executive officers, proper alignment with the financial interests of our stockholders, and competitiveness with the external marketplace. To this end, the Employee Compensation and Benefits Committee has established the following goals as incentives in setting executive compensation, including benefits: (i) to target base salaries at a competitive average; (ii) to reward the achievement of PFF Bank & Trust’s annual and long term strategic goals; (iii) to retain executive officers by offering a full range of benefits available at a competitive level to executives of comparable banking institutions; and (iv) to provide additional motivation for the executive officers to enhance stockholder value by linking a portion of the compensation package to benchmarks that they believe influence the performance of our common stock.

PFF Bancorp’s and PFF Bank & Trust’s compensation program for executive officers consists of cash or non-cash remuneration in the form of: salary, bonus, profit-sharing, deferred compensation, auto allowance, 401(k) employer match contribution, Supplemental Executive Retirement Plan (“SERP”) payments, ESOP allocations, stock grants and options, and other types of remuneration deemed by the Board to be appropriate. These elements are intended to provide an overall compensation package that is commensurate with PFF Bancorp’s and PFF Bank & Trust’s financial resources, that is appropriate to assure the retention of experienced management personnel, and that will align their financial interests with those of our shareholders.

Base Salaries.  Salary levels recommended by the committee are intended to be in the middle range of the marketplace. There is no provision for “automatic annual raises;” however, adjustments will be made from time to time for individuals whose salaries are trailing the market. Sources of compensation information include a peer group analysis as obtained through review of proxy statements and various compensation surveys including Employer Group Survey, Economic Research Institute Survey, Western Management Group Survey, California Bankers Association Survey, American Community Bankers Survey and other published sources and consultation with independent compensation consultants.

Notwithstanding base salary levels, the committee believes that high performance deserves high financial rewards. For this reason, the committee has established two annual cash bonus plans. One plan, at the PFF Bank & Trust level, measures and rewards achievement of internally established goals. The second plan, at the PFF Bancorp level, measures performance compared to a peer group. Taken together these cash bonus plans offer executive officers the opportunity of approximately doubling their annual salaries for truly outstanding performance.

Once each year the President and Chief Executive Officer presents to the full Board of Directors, in executive session, his evaluation and the salary of each of the senior executive officers. While such evaluations are the primary responsibility of the President and Chief Executive Officer, the Board of Directors believes it prudent to conduct general oversight of the status of the senior management team.

Incentive Plans.  The Board of Directors and stockholders have approved Incentive Plans in 1996 and 1999, under which officers may receive options and awards. All stock options and awards under the 1996 Incentive Plan have vested. Under the 1999 Incentive Plan, the committee may award stock options and other rights. The vesting of stock options granted under the 1999 Incentive Plan are determined by the committee. All options granted to date under the 1999 Incentive Plan provide for vesting at fifty percent (50%) per year over a two year period. The committee believes that stock ownership is a significant incentive in aligning the interests of employees with those of stockholders. Stock options under the 1999 Incentive Plan have been allocated by the committee based upon organizational responsibility, regulatory practices and policies, the practices of other financial institutions, as verified by external surveys based upon the officers’ level of responsibility and contributions to PFF Bancorp and PFF Bank & Trust. The committee will consider the amount of outstanding awards in determining the total annual compensation package.

Chief Executive Officer.  In addition to the goals associated with the annual incentive plan, the Board conducts a general evaluation of the President and Chief Executive Officer’s performance twice each year. This review includes a variety of considerations such as the quality and source of earnings, budget management, regulatory compliance, community and internal leadership and strategic vision and implementation. Specific accomplishments included the creation of Diversified Builder Services, Inc., the hiring of more experienced commercial bank employees, cost containment, growth of the business, consumer, commercial/industrial and construction loan programs, and continued low volume of non-performing assets. In addition to considering these specific accomplishments, consideration was given to the results of an extensive survey of peer financial institutions.

The goal of the above referenced compensation policies, as implemented by the committee, is to be certain that all executives are compensated consistent with the above guidelines and to assure that all reasonable and possible efforts are being exerted to maximize shareholder value. Compensation levels will be reviewed as frequently as necessary to ensure this result.

Employee Compensation and Benefits Committee of PFF Bancorp, Inc.

Stephen C. Morgan (Chairman)
Robert W. Burwell
Curtis W. Morris

Employee Compensation and Benefits Committee Interlocks and Insider Participation.

During the year ended March 31, 2004, there were no interlocks between members of the Employee Compensation and Benefits Committee or our executive officers and corporations with respect to which such persons are affiliated.

Performance Graph

The following graph compares our total cumulative shareholder return based on the market price of our common stock with the cumulative total return of companies on the S&P 500 and the SNL Western Thrift Index for the period beginning on March 31, 1999 to March 31, 2004.

	Period Ending
Index	03/31/99	03/31/00	03/31/01	03/31/02	03/31/03	03/31/04
PFF Bancorp, Inc.	100.00	89.49	134.04	184.35	191.69	324.68
S&P 500	100.00	118.36	92.60	92.94	69.91	94.60
SNL Western Thrift Index	100.00	74.51	149.30	144.79	161.46	224.96

Summary Compensation Table

The following table provides information about the compensation paid during the fiscal year ended March 31, 2004 to the Chief Executive Officer of PFF Bancorp and PFF Bank & Trust and to the four other most highly compensated executive officers of PFF Bancorp and PFF Bank & Trust whose combined annual salary and bonus for 2004 was at least $100,000. These individuals are referred to as “named executive officers” in this proxy statement. All references to our stock have been adjusted for the 40% stock dividend paid on September 5, 2003.

Summary Compensation Table

						Long Term Compensation
		Annual Compensation				Awards			Payouts
Name and Principal Positions with PFF Bancorp	Year	Salary($)(1)	Bonus($)(2)	Other Annual Compensation ($)(3)		Restricted Stock Awards ($)	Options (#)		All Other Compensation ($)
Larry M. Rinehart,	2004	$353,292	$400,690	$10,800		—	—		$101,481	(6)
President and Chief Executive	2003	342,992	18,825	10,800		—	—		47,472
Officer	2002	342,992	362,130	58,425	(4)	—	123,375	(5)	128,258

Kevin McCarthy,	2004	$235,524	$219,235	$10,800		—	—		$47,898	(6)
Senior Executive Vice President and	2003	228,654	18,825	10,800		—	—		33,563
Chief Operating Officer	2002	228,654	241,414	36,900	(4)	—	88,200	(5)	82,799

Gregory C. Talbott,	2004	$223,740	$207,339	$10,800		—	—		$38,318	(6)
Executive Vice President, Chief	2003	217,235	18,825	10,800		—	—		28,158
Financial Officer and Treasurer	2002	217,235	229,359	36,900	(4)	—	74,986	(5)	87,400

Jerald W. Groene,	2004	$190,008	$137,147	$10,800		—	—		$28,343	(6)
Senior Vice President and Chief	2003	171,496	18,825	10,800		—	—		23,433
Lending Officer	2002	171,496	142,121	20,756	(4)	—	42,350	(5)	37,498

Gilbert F. Smith,	2004	$176,628	$128,510	$10,800		—	—		$25,868	(6)
Senior Vice President and General	2003	171,496	13,825	10,800		—	—		22,513
Counsel	2002	171,496	142,120	20,756	(4)	—	42,350	(5)	38,813

(1)	Included in this figure are amounts deferred by the executive officer pursuant to PFF Bank & Trust’s 401(k) Plan, as hereinafter defined, pursuant to which employees may defer up to 15% of their compensation and executive officers may defer up to 5% of their compensation, up to the maximum limits under the Code. These numbers are subject to change based on Section 415 testing limits.

(2)	Reflects bonuses earned during the year designated, which were paid during the following year.

(3)	Includes $10,800 for each officer as payment for automobile allowances. The aggregate value of non-cash benefits and perquisites for fiscal 2004 did not, in the case of any executive officer, exceed the lesser of $50,000 or 10% of the aggregate salary and annual bonus reported for him in the Summary Compensation Table.

(4)	Consists of awards of 2,660, 1,680, 1,680, 945 and 945 shares of common stock, which vested immediately, made pursuant to the 1996 Incentive Plan to Messrs. Rinehart, McCarthy, Talbott, Groene and Smith, respectively, on March 27, 2002.

(5)	Consists of options granted on November 28, 2001 under the 1999 Incentive Plan at an exercise price of $19.04 which vested at 50% per year on October 23, 2002 and October 23, 2003.

(6)	Includes (i) $7,374, $4,372, $66, $ 1,309 and $209 in life insurance premiums; (ii) $9,034, $8,074, $8,070, $8,199 and $7,595, in contributions to PFF Bank & Trust’s 401(k) plan; and (iii) $20,597, $20,597, $20,597, $18,835 and $17,987 in contributions to the ESOP paid by PFF Bank & Trust for the benefit of Messrs. Rinehart, McCarthy, Talbott, Groene and Smith, respectively. Includes $67,476, $14,855 and $9,585 in adjustments to the ESOP/SERP Plans for the benefit of Messrs. Rinehart, McCarthy and Talbott, respectively. Includes $77 in interest on the Bank’s Deferred Compensation Plan for the benefit of Mr. Smith.

EMPLOYMENT AGREEMENTS

PFF Bank & Trust and PFF Bancorp have entered into employment agreements with Messrs. Rinehart, McCarthy and Talbott. The employment agreements are intended to ensure that we will be able to maintain a stable and competent management base. Our continued success depends to a significant degree on the skills and competence of Messrs. Rinehart, McCarthy and Talbott. The employment agreements provide for a three-year term for Messrs. Rinehart, McCarthy and Talbott. PFF Bank & Trust employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors of PFF Bank & Trust may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors of PFF Bank & Trust after conducting a performance evaluation of each executive. The terms of the PFF Bancorp employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors. The agreements provide that each executive’s base salary will be reviewed annually. The annual base salaries for Messrs. Rinehart, McCarthy and Talbott for the fiscal year ended March 31, 2004 are $353,292, $235,524 and $223,740, respectively. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

The agreements provide for termination for cause as defined in the agreements at any time. In the event PFF Bank & Trust or PFF Bancorp chooses to terminate the executive’s employment for reasons other than for cause, or in the event of the executive’s resignation upon: (i) failure to re-elect the executive to his current office(s); (ii) a material change in the executive’s functions, duties or responsibilities; (iii) a relocation of the executive’s principal place of employment by more than 25 miles; (iv) a material reduction in the benefits and perquisites to the executive; (v) liquidation or dissolution of PFF Bank & Trust or PFF Bancorp or (vi) a breach of the agreement by PFF Bank & Trust or PFF Bancorp, the executive or, in the event of the executive’s subsequent death, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the executive and the contributions that would have been made on the executive’s behalf to any employee benefit plans during the remaining term of the agreement provided, however, that the payment shall not, in the aggregate, exceed three times the average of the executive’s five preceding taxable years’ annual compensation. PFF Bank & Trust and PFF Bancorp would also continue, and pay for, the executive’s life, health and disability coverage for the remaining term of the agreement.

Under the agreements, if an involuntary termination, other than for cause, follows a change in control of PFF Bank & Trust or PFF Bancorp (as defined in the Employment Agreement), the executive or, in the event of the executive’s death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years’ annual compensation. PFF Bank & Trust and PFF Bancorp would also continue, and pay for, the executive’s life, health, and disability coverage for thirty-six months. The benefits described in this paragraph would also be payable if the executive voluntarily resigns following a change in control after any (i) demotion, (ii) loss of title, office or significant authority, (iii) reduction in annual compensation or benefits or (iv) relocation of the executive’s principal place of employment to more than 25 miles from its location prior to the change in control.

Payments under the agreements in the event of a change in control may constitute an excess parachute payment under Section 280G of the Internal Revenue Code (the “Code”) for executive officers, resulting in the imposition of a 20% excise tax on the recipient and denial of the deduction for such excess amounts to PFF Bancorp and PFF Bank & Trust. Under the PFF Bancorp agreement, if such payment constitutes an excess parachute payment under Section 280G of the Code, the executive officer will receive a benefit under the agreement equal to either the (i) the total benefits payable under the agreement or (ii) the amount that is one dollar less than the triggering amount for the imposition of the excise tax under Section 280G, whichever is larger after taking into account the state and federal income and excise taxes on such amounts.

Payments to the executive under the PFF Bank & Trust agreement will be guaranteed by PFF Bancorp in the event that payments or benefits are not paid by PFF Bank & Trust. Payment under the PFF Bancorp agreement would be made by PFF Bancorp. All reasonable costs and legal fees paid or incurred by the executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by PFF Bank & Trust or PFF Bancorp, respectively, if the executive is successful pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that PFF Bank & Trust and PFF Bancorp, shall indemnify the executive to the fullest extent allowable under federal and Delaware law, respectively.

Termination and Change in Control Agreements. PFF Bank & Trust has entered into two-year termination and change in control agreements with Messrs. Smith, Golish and Groene and Ms. Scullin. Commencing on the first anniversary date and continuing on each anniversary thereafter, the change in control agreements may be renewed by the Board of Directors for an additional year. The change in control agreements provide that in the event an involuntary termination, other than for cause, follows a change in control of PFF Bank & Trust or PFF Bancorp, the officer or, in the event of death, his beneficiary, would be entitled to receive a severance payment equal to two times the officer’s average annual compensation (including employer contributions to benefit plans) for the five years preceding termination subject to the limitation that such payment not exceed three times the officer’s average annual compensation of the previous five years. PFF Bank & Trust would also continue, and pay for, the officer’s life, health and disability coverage for a period of twenty-four (24) months from the date of termination. The same benefits would be payable if the officer voluntarily resigns following a change in control after any (i) demotion, (ii) loss of title, office or significant authority, (iii) reduction in annual compensation or benefits or (iv) relocation of the officer’s principal place of employment to more than 25 miles from its location prior to the change in control. Payments to the officer under PFF Bank & Trust change in control agreements will be guaranteed by PFF Bancorp in the event that payments or benefits are not paid by PFF Bank & Trust.

The change in control agreements also provide for a severance payment in the event of an involuntary termination of the officer other than in a change in control, except for cause. The severance payment is a sum equal to twenty-six weeks of base salary for each three years of service (rounded up to the next whole year of service in the case of partial years) up to a maximum of one-hundred and four weeks and is conditioned on the officer releasing PFF Bank & Trust from any causes of action against PFF Bank & Trust or PFF Bancorp arising during any period of employment from the employment relationship, other than claims under the various employee benefit plans of PFF Bank & Trust and PFF Bancorp.

In no event will any payment under a change in control agreements be made if it would result in an excess parachute payment under Section 280G of the Code. Any payments due under a change in control agreements will be reduced to the extent necessary for the payments made to not be excess parachute payments within the meaning of Section 280G of the Code.

BENEFIT PLANS

1996 Incentive Plan.  We maintain the 1996 Incentive Plan, a plan that has provided discretionary awards of options to purchase common stock, option-related awards and awards of common stock to officers, directors and key employees as determined by a committee of the Board of Directors. All outstanding awards to officers and directors have vested and no shares are currently reserved for future grants under this plan. The 1996 Incentive Plan is not subject to ERISA and is not a tax-qualified plan. We may amend or terminate the 1996 Incentive Plan, in whole or in part, at any time, subject to the requirements of all applicable laws. No awards were made under the 1996 Incentive Plan in fiscal 2004 to any of the named executive officers.

1999 Incentive Plan.  We maintain the 1999 Incentive Plan, a plan that provides discretionary awards of options to purchase common stock and option-related awards to officers, directors, employees and its affiliates as determined by a committee of the Board of Directors or two or more outside directors. We have reserved a total of 625,000 shares for awards under the 1999 Incentive Plan. The 1999 Incentive Plan is not subject to ERISA and is not a tax-qualified plan. We may amend or terminate the 1999 Incentive Plan, in whole or in part, at any time, subject to the requirements of all applicable laws. No awards were made under the 1999 Incentive Plan in fiscal 2004 to any of the named executive officers.

The following table provides the value for “in-the-money” options for the named executive officers, which represent the positive spread between the exercise price of any such existing stock options and the closing price per share of the common stock on March 31, 2004, the last trading day of the 2004 fiscal year, which was $38.13 per share. The following table has been adjusted to reflect the 40% stock split effected in the form of a stock dividend paid on September 5, 2003 to shareholders of record as of August 15, 2003.

2004 Fiscal Year End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-end (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fiscal Year-end ($) Exercisable/ Unexercisable(2)
Larry M. Rinehart	100,000	2,857,200	208,222/0	4,869,651/0
Kevin McCarthy	35,506	897,393	249,793/0	6,479,477/0
Gregory C. Talbott	23,253	599,467	130,481/0	3,146,262/0
Jerald W. Groene	62,230	1,305,944	0/0	0/0
Gilbert F. Smith	20,253	457,852	52,306/0	1,149,547/0

(1)	Based upon market price of shares upon exercise minus the exercise price of the options.

(2)	Based on the closing price per share of common stock on March 31, 2004, the last trading day of the fiscal 2004 year, which was $38.13, minus the exercise price of the options.

Equity Compensation Plan Information.  Set forth below is certain information, as of March 31, 2004, concerning our equity compensation plans for which we have previously obtained shareholder approval:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants or rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,341,922	$14.24	41,427
Equity compensation plans not approved by security holders (1)	—	—	—
Total	1,341,922	$14.24	41,427

Retirement Plan. PFF Bank & Trust maintains a tax-qualified defined benefit plan (the “Retirement Plan”) for certain salaried employees who had attained the age of 21 and completed one year of service prior to December 31, 1995. Effective December 31, 1995, the Retirement Plan was frozen and participants ceased the accrual of additional benefits under the Retirement Plan although vesting will continue according to the terms of the Retirement Plan. After December 31, 1995, no new participants entered the Retirement Plan.

The Retirement Plan provides for a monthly benefit to the employee upon retirement after the later of (i) attainment of age 65 or (ii) the fifth anniversary of the employee’s initial participation in the Retirement Plan. The Retirement Plan also provides for a monthly benefit upon the participant’s death, disability and early retirement. Early retirement is conditioned upon the attainment of the age of 55, and the completion by the participant of 15 years of service. No new accrual of years of service has occurred since December 31, 1995. Benefits under the Retirement Plan are determined taking into account the participant’s final average earnings, social security benefits and years of credited service under the Retirement Plan as of December 31, 1995. The final average salary as of December 31, 1995 for Messrs. Rinehart, McCarthy, Talbott, Smith and Groene is $137,153, $92,124, $104,720, $107,220, and $84,334, respectively.

The following table sets forth the estimated annual benefits payable upon retirement at age 65 in the year ended December 31, 1995, expressed in the form of a single life annuity, for the final average salary and benefit service classifications specified.

	PFF Bank & Trust Employee Pension Plan Years of Service
Final Average Compensation	15	20	25	30	35
$ 50,000	$13,598	$18,130	$22,663	$22,663	$49,538
100,000	29,723	39,630	49,538	49,538	76,413
150,000	45,848	61,130	76,413	76,413	76,413
200,000	45,848	61,130	76,413	76,413	76,413
250,000	45,848	61,130	76,413	76,413	76,413
300,000	45,848	61,130	76,413	76,413	76,413
350,000	45,848	61,130	76,413	76,413	76,413
400,000	45,848	61,130	76,413	76,413	76,413

Compensation under the Retirement Plan includes all regular pay and overtime. The benefit amounts listed above were computed on a single life annuity basis, which is the normal form under the plan.

The appropriate years of service, as of January 1, 1996, for the named executive officers, are as follows:

	Service
Name	Years	Months
Larry M. Rinehart	19	3
Kevin McCarthy	19	—
Gregory C. Talbott	9	7
Gilbert F. Smith	25	2
Jerald W. Groene	24	6

Supplemental Executive Retirement Plan.  PFF Bank & Trust maintains a non-qualified Supplemental Executive Retirement Plan (“SERP”) to provide certain officers and highly compensated employees with additional retirement benefits. The SERP reflects the freezing of the Retirement Plan as of December 31, 1995. The benefits provided under the SERP are directly related to those provided under the three tax-qualified employee benefit plans sponsored by PFF Bank & Trust, namely the ESOP, the 401(k) Plan and the Retirement Plan. With respect to the Retirement Plan, the SERP provides a benefit equal to the present value of the previous SERP benefit accrued as of December 31, 1995. For purposes of the SERP the final average salary as of December 31, 1995 for Messrs. Rinehart, McCarthy, Talbott, Smith and Groene is $238,164, $156,000, $155,880, $130,440 and $121,404, respectively. However, this benefit is only provided to the extent not provided under the Retirement Plan. No additional contributions will be made by PFF Bank & Trust to provide this benefit, as this portion of the SERP is only a deferral mechanism (with interest) of the frozen Retirement Plan benefit. The SERP also provides a benefit equal to the difference between (i) the benefits which would have been provided by employer contributions to the 401(k) Plan and the ESOP if such contributions and benefits were calculated without the limitations imposed by the applicable contribution limits of the Code for tax-qualified plans and (ii) the actual benefit provided under each plan. Benefits under the SERP will be provided at retirement in the form of some combination of an annuity, lump sum cash or stock distribution.

Employee Stock Ownership Plan.  This plan is a tax-qualified plan that covers substantially all employees who have at least one year of service and have attained age 21. The plan originally purchased 2,221,800 shares (retroactively adjusted for the 40 percent stock split effected in the form of a stock dividend paid on September 5, 2003 to shareholders of record August 15, 2003) by means of a loan obtained from PFF Bancorp.

Although contributions to this plan will be discretionary, PFF Bank & Trust intends to contribute enough money each year to make the required principal and interest payments on the loan from PFF Bancorp. The loan was for a maximum term of ten years and calls for annual payments of principal and interest. In addition, the loan allows for additional principal reductions using funds received by the plan from dividends on shares not yet allocated to participant accounts. As a result of these additional principal reductions, the loan is expected to be repaid in full during December 2005.

As of March 31, 2004, the plan has allocated 1,535,215 shares to participant accounts. The plan will allocate the shares released each year among the accounts of participants in proportion to their compensation for the year. For example, if a participant’s compensation for a year represents 1% of the total compensation of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. Participants direct the voting of shares allocated to their accounts. Unallocated shares will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts. This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow.

Employee Deferred Compensation Plan. PFF Bank maintains the PFF Bank Employee Deferred Compensation Plan which is a non-qualified plan that offers certain employees the opportunity to defer cash compensation and stock awarded under the 1996 Incentive Plan. The benefits under this plan (consisting of participant deferrals and earnings or losses thereon) are payable in lump sum or in installments. Deferred stock awarded under the 1996 Incentive Plan is accounted for in the plan in the form of common stock units. The form of benefit for deferred stock is a single lump sum payout or payment of equal installments over time. Cash compensation deferrals are credited with earnings or losses under a variety of investment options established by the Board of Directors and selected by each plan participant. Deferred stock is credited with investment earnings or losses according to the Common Stock Rate.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

With certain exceptions permitted under the Federal Reserve Act and Regulation O, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of PFF Bank & Trust’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

PFF Bank & Trust has determined that preferred rate loans for executive officers and directors are part of the Bank’s overall benefits and compensation program, and therefore, executive officers and directors are permitted to receive the preferred rate so long as the loans are otherwise made within the limitations of the Federal Reserve Act and Regulation O.

As of March 31, 2004, eleven of PFF Bank & Trust’s executive officers or directors had a total of 12 loans outstanding, totaling approximately $2.7 million in the aggregate. Of the 12 loans currently outstanding to executive officers or directors, 10 loans are receiving a preferred rate. For those receiving the preferred rate, 9 loans are secured by the borrower’s principal residence and 1 loan is secured by a second home.

It is our policy that all transactions between us and our executive officers, directors, holders of 10% or more of the shares of any class of our common stock and affiliates thereof, contain terms no less favorable to us than could have been obtained by it in arm’s-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors not having any interest in the transaction, other than the preferred rate for executive officers and directors, which is considered part of their overall benefits and compensation program.

Michael Rinehart, son of Larry M. Rinehart, performs appraisal services for PFF Bank & Trust from time to time. PFF Bank & Trust paid $25,800 in fees to Michael Rinehart for those appraisal services in fiscal 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of PFF Bancorp’s common stock, to report to the SEC their initial ownership of our common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and we are to disclose in this proxy statement any late filings or failures to file.

Based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended March 31, 2004, all Section 16(a) filing requirements applicable to our executive officers and directors during fiscal 2004 were met.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS

Our independent auditor for the fiscal year ended March 31, 2004 was KPMG LLP. The Audit Committee has appointed KPMG LLP to act as the independent auditor for PFF Bancorp, Inc. for the fiscal year ending March 31, 2005, and we are asking shareholders to ratify the appointment.

Representatives of KPMG LLP are expected to be present at the annual meeting to answer questions concerning the financial statements and to make a statement at the meeting if they so desire.

A majority of the votes entitled to be cast by common shares represented at the annual meeting is required for ratification.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of KPMG LLP as independent auditor for PFF Bancorp, Inc.

PROPOSAL 3

ADOPTION OF THE PFF BANCORP, INC.
2004 EQUITY INCENTIVE PLAN

Our Board of Directors has adopted the PFF Bancorp, Inc. 2004 Equity Incentive Plan (the “Plan”), subject to approval by our shareholders. We have provided below a summary of our reasons for adopting the Plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the Plan document. The Plan document is included at the end of this proxy statement in Appendix A and is incorporated by reference into this proposal.

Why We Are Asking for Shareholder Approval — Reasons for the Plan

We are asking our shareholders to approve the PFF Bancorp, Inc. 2004 Equity Incentive Plan so that we will be able to continue to grant stock-based compensation to our directors, officers and key employees. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this Plan, our shareholders will enable us to continue offering a competitive compensation package that is linked to our stock price performance which will enable us to attract and retain highly qualified directors and officers.

As a New York Stock Exchange listed company, we are required to seek the approval of our shareholders before implementing an equity compensation plan such as this one. Shareholder approval will also enhance our ability to deduct the expense of certain awards (including certain cash awards) for federal income tax purposes.

If We Do Not Receive Shareholder Approval We Will Not Implement the Plan

If we do not receive the approval of the shareholders, the Plan will not be implemented. In this event, we expect that our Board of Directors will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly-traded financial services companies.

Purpose of the 2004 Equity Incentive Plan

The purpose of the Plan is to promote our growth and profitability, to provide certain key officers, employees, and directors of our company and our affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence, and to provide such individuals with an equity interest in our company.

Description of the 2004 Equity Incentive Plan

Administration.  Initially, the Plan will be administered by a committee appointed by the Board of Directors. This committee will consist of the members of the Employee Compensation and Benefits Committee of our Board of Directors. The administrative committee will consist of not less than two members of the Board of Directors and will have broad discretionary powers. The Board of Directors may exercise any power or discretion conferred on the administrative committee.

Stock Subject to the 2004 Equity Incentive Plan.  Assuming this Plan is approved by shareholders, the 1996 Incentive Plan and 1999 Incentive Plan will be terminated and a total of 741,755 shares of common stock will be reserved for the granting of new awards under this Plan. However, the actual number of shares reserved to this Plan shall also include all of the options and other awards made by us which are still outstanding as of September 14, 2004 (collectively the “Prior Awards”) to the extent that any such Prior Award expires, lapses or otherwise terminates for any reason without being exercised or settled in full, or if any shares subject to forfeiture or repurchase are forfeited or repurchased by us. Consequently, the maximum number of shares which may be granted under this Plan, assuming all Prior Awards actually do expire, terminate or otherwise lapse unexercised and are returned to the Plan’s share reserve, shall equal 1,815,022. If any award granted under this Plan expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased, any such shares that are reacquired or subject to a terminated award will again become available for issuance under the Plan. We will at all times reserve and keep available such number of shares as may be required to meet the needs of the Plan. As of July 19, 2004, the aggregate fair market value of the shares to be reserved under this Plan currently available for issuance was $27,118,562, based on the closing sales price per share of our common stock of $36.56 on the New York Stock Exchange on July 19, 2004 and 741,755 shares currently reserved for issuance under the Plan. In addition, as of July 19, 2004, there were 1,073,267 shares subject to outstanding options that are Prior Awards.

Share Accounting.  Any shares of our common stock which are granted in the form of stock options shall be counted against the shares available under the Plan as one share of common stock for every one share subject to the stock option. However, any shares of our common stock which are granted as restricted stock awards shall be counted against the shares available for grant as two shares of our common stock for every one share subject to such an award. Assuming that no Prior Awards expire, terminate or otherwise lapse unexercised, this will result in a maximum of 741,755 shares being available for grant as stock options or a maximum of 370,877 shares being available for grant as restricted stock awards if only one type of award is made under the Plan.

Eligibility.  The administrative committee selects the people who may participate in the Plan. Any key employee, officer or non-employee director of PFF Bancorp, Inc., PFF Bank & Trust, or any other subsidiary, may be selected to participate.

Terms and Conditions of Awards.  The administrative committee may, in its discretion, grant either or both of two types of equity-linked awards to eligible individuals: stock options and restricted stock awards. The administrative committee may also grant performance-based cash awards under this Plan. The administrative committee will, in its discretion, determine the type of awards made and establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant awards for more than 300,000 shares annually in the form of options, nor more than 100,000 shares annually in the form of restricted stock, to any individual “covered employee” under section 162(m) of the Internal Revenue Code.

•	It may not grant cash awards of more than $2,500,000 annually to any individual.

•	It may not grant awards with an effective date that is before the date that we receive shareholder approval for the Plan.

Stock Options.  The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant a stock option with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

•	It may not grant a stock option with a term that is longer than ten years.

The administrative committee may grant incentive stock options to officers and employees that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the Plan. Unless otherwise designated by the administrative committee, options granted under the Plan will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder’s termination of employment due to discharge without cause, one year after termination of employment due to death or disability, or immediately upon voluntary resignation or termination for cause). The exercise period may be further extended (but not beyond a maximum option period of ten years) by up to three years in the event of a change of control and, in the event the option is scheduled to expire while a securities trading suspension is in effect or an option holder, until 90 days following the end of the suspension period.

Upon the exercise of an option, the exercise price must be paid in full. Payment may be made in cash, in shares of our common stock already owned by the option holder or in such other consideration as the administrative committee authorizes. Vested options may be transferred prior to exercise only to certain family members or upon the death of the option holder. If permitted by the administrative committee, options may be exercised before they are vested; in this case, the shares issued upon exercise will carry a restrictive legend prohibiting transfer prior to the vesting date and requiring that the shares be returned to us in exchange for the lesser of the exercise price paid or the fair market value of the shares when returned if the vesting conditions are not satisfied. Unless otherwise specified by the committee, stock options will not be exercisable prior to vesting and will vest at the rate of 20% per year beginning on the first anniversary of the grant date. In the event of termination of employment due to death or disability, the vesting of stock options is accelerated. In the event of a change of control followed by either (i) the options not being assumed by the acquiring entity or (ii) the voluntary or involuntary termination of the option holder’s service not for cause, the vesting of all options is accelerated. In addition, the administrative committee may, in its discretion, accelerate the vesting of options following a change of control or upon an option holder’s retirement.

Restricted Stock.  As a general rule, shares of our common stock that are subject to a restricted stock award are held by the administrative committee or other trustees for the benefit of the award recipient until vested and, when vested, are transferred to the award recipient. Unless the administrative committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the award recipient shall exercise any voting or tender rights in his or her discretion and the administrative committee shall accumulate any dividends or distributions for distribution at the same time and on the same terms as the underlying shares. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

All restricted stock awards will be subject to a vesting schedule specified by the administrative committee when the award is made. If the administrative committee does not specify a vesting schedule, the award will vest at the rate of 20% per year beginning on the first anniversary of the date of grant. In the event of death or termination due to disability before the vesting date, all unvested awards will be deemed vested. In the event of a change of control followed by either (i) the awards not being assumed by the acquiring entity or (ii) the voluntary or involuntary termination of the award recipient’s service not for cause, the vesting of all unvested awards is accelerated. In addition, the administrative committee may, in its discretion, accelerate the vesting of restricted stock awards following a change of control or upon an award recipient’s retirement. All other awards that are unvested at termination of employment will be forfeited, with the award recipient receiving a refund equal to the lesser of the fair market value of the unvested shares at termination of employment or the amount (if any) paid when the award was made.

Performance-Based Awards. At the time of grant, the administrative committee may designate a restricted stock award as a Performance-Based Award or may grant cash awards that are Performance-

Based Awards. If it does so, it shall establish, in addition to or in lieu of service-based vesting requirements, one or more performance goals which must be attained by the award recipient as a condition of retention of the shares or the payment of the cash award, as applicable. The performance goal(s) shall be based on one or more of the following:

(i)	earnings per share;

(ii)	net income;

(iii)	return on average equity;

(iv)	return on average assets;

(v)	core earnings;

(vi)	stock price;

(vii)	operating income;

(viii)	operating efficiency ratio;

(ix)	net interest rate spread;

(x)	loan production volumes;

(xi)	deposit volumes;

(xii)	non-performing loans;

(xiii)	cash flow;

(xiv)	total shareholder returns;

(xv)	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or

(xvi)	except in the case of a covered employee, any other performance criteria established by the administrative committee.

Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the administrative committee, include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance (or the past performance of individual business units) and/or the past or current performance of other companies. Attainment of the performance goals will be measured over a performance measurement period specified by the administrative committee when the award is made. Unless otherwise specified by the administrative committee, performance goals will be measured over a period of at least three years. At least 75% of any performance measurement period will occur after the performance goal(s) are established.

The administrative committee shall determine in its discretion whether the award recipient has attained the goals. If the goals have been satisfied, the administrative committee shall certify that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant awards will be forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award will be distributed (or any vesting-related legend removed from any stock certificates previously delivered to the award recipient). If the performance goals are achieved prior to the end of the performance measurement period, the awards may be distributed early.

Mergers and Reorganizations.  The number of shares available under the Plan, the maximum limits on awards to individual officers and directors and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which we are the surviving entity, and to reflect any stock split, stock dividend or other event where the committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient’s rights. If a merger, consolidation or other business reorganization occurs and we are not the surviving entity, outstanding awards may be exchanged for awards linked to the equity of the surviving entity that are designed to neither increase or diminish the rights of the holders of the outstanding awards or may be settled for a monetary or other payment when the merger, consolidation or reorganization occurs.

Conditions of Effectiveness.  This Plan will become effective upon its approval by our shareholders and will continue in effect for ten years from the date of such approval unless terminated sooner. No performance-based awards will be granted after the fifth anniversary of the Plan’s effective date unless the list of permissible performance goals is re-approved by the shareholders.

Termination of Amendment

Our Board of Directors has the authority to suspend or terminate the Plan in whole or in part at any time by giving written notice to the administrative committee, however, no amendment or termination may affect any award granted prior to the amendment or termination without the recipient’s consent.

Our Board of Directors has the authority to amend or revise the plan in whole or part at any time. As a New York Stock Exchange listed company, we are required to seek shareholder approval for amendments to the Plan that are deemed material under the New York Stock Exchange listing rules. The Plan does not authorize the re-pricing of stock options without shareholder approval. No material amendments affecting the terms of performance-based awards may be made without shareholder approval.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Restricted Stock Awards.  The restricted stock awards under the Plan do not result in federal income tax consequences to either us or the award recipient when they are made. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. We will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the Plan, such dividend amounts will also be included in the ordinary income of the recipient. We will be allowed to claim a deduction for compensation expense for this amount as well. In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.

Stock Options.  Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment (one year in cases of termination due to death or disability), the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income. The amount by which the fair market value of the shares acquired on exercise exceeds the option exercise price will be an item of adjustment in the year of exercise for purposes of determining the option holder’s liability, if any, for alternative minimum tax.

Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment, if directed by the administrative committee on a merger or other reorganization under the plan’s change of control provisions, is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

When a non-qualified stock option is exercised, we may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised.

Deduction Limits.  Section 162(m) of the Internal Revenue Code limits our deductions for compensation in excess of $1,000,000 per year for our chief executive officer and the four other most highly paid executives named in the summary compensation table in our proxy statement. Compensation amounts resulting from so-called “qualified performance-based compensation” are not subject to this limit. Restricted stock awards, other than performance-based awards, may be subject to this deduction limitation if the amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. We have designed the plan so that stock options, and performance-based awards consisting of restricted stock or cash may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. We expect that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the Plan. State and local tax consequences may also be significant.

Stock options, restricted stock awards and cash awards under the Plan are discretionary and the administrative committee has not yet determined to whom awards will be made to and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the Plan to any individual or group of individuals.

The Board of Directors unanimously recommends a vote “FOR” the approval of the PFF Bancorp, Inc. 2004 Equity Incentive Plan.

ADDITIONAL INFORMATION

Information About Shareholder Proposals

If you wish to submit proposals to be included in our proxy statement for the 2005 Annual Meeting of Shareholders, we must receive them on or before May 30, 2005, pursuant to the proxy soliciting regulations of the SEC. SEC rules contain standards as to what shareholder proposals are required to be in the proxy statement. All shareholder proposals for inclusion in our proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether it is included in our proxy materials), our Certificate of Incorporation and Bylaws, and Delaware law.

By Order of the Board of Directors,
Carole F. Olson
Secretary

Pomona, California
July 29, 2004

To assure that your shares are represented at the annual meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.

APPENDIX A

PFF BANCORP, INC.

2004 EQUITY INCENTIVE PLAN

Effective as of [                        ]

Table of Contents Continued
Page

Section 6.7	Designation of Beneficiary	A-21
Section 6.8	Manner of Distribution of Awards	A-21
Section 6.9	Taxes	A-22

Article VII

Special Tax Provisions

Section 7.1	Tax Withholding Rights	A-22
Section 7.2	Code Section 83(b) Elections	A-22
Section 7.3	Election to Defer Income Tax Liability Pursuant to Deferred Compensation Program	A-23

Article VIII

Amendment and Termination

Section 8.1	Termination	A-23
Section 8.2	Amendment	A-23
Section 8.3	Adjustments in the Event of Business Reorganization	A-23

Article IX

Miscellaneous

Section 9.1	Status as an Employee Benefit Plan	A-24
Section 9.2	No Right to Continued Employment	A-24
Section 9.3	Construction of Language	A-24
Section 9.4	Governing Law	A-24
Section 9.5	Headings	A-25
Section 9.6	Non-Alienation of Benefits	A-25
Section 9.7	Notices	A-25
Section 9.8	Approval of Shareholders	A-25

PFF BANCORP, INC.
2004 EQUITY INCENTIVE PLAN

ARTICLE I

PURPOSE

Section 1.1    General Purpose of the Plan. The purpose of the Plan is to promote the growth and profitability of PFF Bancorp, Inc. by providing certain directors, key officers and employees of PFF Bancorp, Inc. and its Parents and Subsidiaries with an incentive to achieve corporate objectives and by attracting and retaining individuals of outstanding competence through a participation interest in the performance of common stock of PFF Bancorp, Inc.

ARTICLE II

DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Section 2.1    Award Notice means, with respect to a particular Restricted Stock Award or an award of cash, a written instrument evidencing the award and establishing the terms and conditions thereof.

Section 2.2    Bank means PFF Bank & Trust, a federally-chartered savings institution, and any successor thereto.

Section 2.3    Beneficiary means the Person designated by an Eligible Individual to receive any Shares subject to a Restricted Stock Award made to such Eligible Individual that become distributable, or to have the right to exercise any Options granted to such Eligible Individual that are exercisable, following the Eligible Individual’s death.

Section 2.4    Board means the Board of Directors of the Company.

Section 2.5    Change in Control means any of the following events:

(a)  the occurrence of any event (other than an event described in section 2.5(c)(i)) upon which any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 20% or more of the combined voting power of all of the Company’s then outstanding securities, excluding any securities purchased by the Company’s employee stock ownership plan and trust;

(b)  the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company’s shareholders was approved by the affirmative vote of at least three-quarters of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company;

(c)  the consummation of either:

(i)  a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

(A)  either (I) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

(B)  the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company’s obligations under the Plan; or

(ii)  a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets;

(d)  the occurrence of an event which would require the Company to report a response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act;

(e)  the occurrence of an event which would result in a Change in Control of the Bank within the meaning of the Home Owners’ Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (“OTS”), as in effect on the date hereof (provided that in applying the definition of change in control as set forth in the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or

(f)  any event that would be described in section 2.5(a), (b), (c) or (d) if “the Bank” were substituted for “the Company” therein.

Section 2.6    Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

Section 2.7    Committee means the Committee described in section 4.1.

Section 2.8    Company means PFF Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

Section 2.9    Covered Employee means, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a “covered employee” (within the meaning of section 162(m) of the Code).

Section 2.10    Disability means a condition of incapacity, mental or physical, for the performance of services which the Committee determines, on the basis of competent medical evidence, is likely to be permanent, to continue for an indefinite period of at least one hundred eighty (180) days, or to result in death.

Section 2.11    Disinterested Board Member means a member of the Board who: (a) is not a current employee of the Company or a Subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Items 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares.

Section 2.12    Earliest Exercise Date means, with respect to an Option, the earliest date on which the Option may be exercised. The Earliest Exercise Date may, but need not, be the same as the Option’s Vesting Date.

Section 2.13    Effective Date means [                        ].

Section 2.14    Eligible Employee means any employee of the Company, or of a Parent or Subsidiary, whom the Committee may determine to be a key officer or employee and select to receive a Restricted Stock Award, a grant of an Option or an award of cash pursuant to the Plan.

Section 2.15    Eligible Individual means: (a) any Eligible Employee or (b) any non-employee director of the Company or a Parent or Subsidiary.

Section 2.16    Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Individual, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

Section 2.17    Exchange Act means the Securities Exchange Act of 1934, as amended.

Section 2.18    Exercise Period means the period during which an Option may be exercised.

Section 2.19    Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.

Section 2.20    Fair Market Value means, with respect to a Share on a specified date:

(a)  the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity;

(b)  if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities

Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(c)  if sections 2.20(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

Section 2.21    Family Member means, with respect to any Eligible Individual: (a) any of the Eligible Individual’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Eligible Individual’s household (other than as a tenant or employee, directly or indirectly, of the Eligible Individual); (c) a trust in which any combination of the Eligible Individual and Persons described in section 2.21(a) and (b) own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Eligible Individual and Persons described in sections 2.21(a) and (b) control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Eligible Individual and Persons described in sections 2.21(a) and (b) control more than fifty percent (50%) of the voting interests.

Section 2.22    Incentive Stock Option means a right to purchase Shares that is granted to an Eligible Employee pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

Section 2.23    Non-Qualified Stock Option means a right to purchase Shares that is either (a) granted to an Eligible Individual who is not an Eligible Employee or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

Section 2.24    Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 2.25    Option Agreement means a written instrument evidencing an Option granted under the Plan.

Section 2.26    Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Section 2.27    Parent means any entity, whether or not incorporated, in an unbroken chain of entities ending with the Company where each entity other than the first entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity’s outstanding stock or other interests that vote generally in the election of the other entity’s directors or other governing body.

Section 2.28    Performance Goal means, with respect to any Performance-Based Award, the performance goal or performance goal(s) established pursuant to section 6.3(a), the attainment of which is a condition of vesting of the Performance-Based Award.

Section 2.29    Performance Measurement Period means, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.

Section 2.30    Performance-Based Award means a Restricted Stock Award or an award of cash to which section 6.3 is applicable.

Section 2.31    Permitted Transferee means, with respect to any Recipient, a Family Member of the Recipient to whom an Option has been transferred in accordance with section 5.8.

Section 2.32    Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Section 2.33    Plan means the PFF Bancorp, Inc. 2004 Equity Incentive Plan, as amended from time to time.

Section 2.34    Recipient means the person to whom an Option is granted or a Restricted Stock Award or an award of cash is made.

Section 2.35    Restricted Stock Award means an award of Shares pursuant to Article VI.

Section 2.36    Service means, unless the Committee provides otherwise in an Option Agreement or an Award Notice, service in any capacity as a common-law employee or non-employee director to the Company or a Parent or Subsidiary.

Section 2.37    Share means a share of common stock, par value $.01 per share, of the PFF Bancorp, Inc.

Section 2.38    Subsidiary means any entity, whether or not incorporated, in an unbroken chain of entities beginning with the Company where each entity other than the last entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity’s outstanding stock or other interests that vote generally in the election of the other entity’s directors or other governing body.

Section 2.39    Termination for Cause means one of the following:

(a)  for an Eligible Individual who is not an officer or employee of any bank or savings institution regulated by the Office of Thrift Supervision, termination of employment with the Employer upon the occurrence of any of the following:

(i)  the employee intentionally engages in dishonest conduct in connection with his or her performance of services for the Employer resulting in his or her conviction of or plea of guilty or nolo contendere to a felony;

(ii)  the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;

(iii)  the employee willfully fails or refuses to perform his or her duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer;

(iv)  the employee breaches his or her fiduciary duties to the Employer for personal profit; or

(v)  the employee’s willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his or her performance of services for the Employer;

(b)  for an Eligible Individual who is an officer or employee of a bank or savings institution regulated by the Office of Thrift Supervision, termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or for any reason constituting cause for termination under any written employment agreement between the Employer and such Eligible Employee, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such individual shall not be deemed to have been discharged for cause unless and until he or she shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his or her own behalf, or through a representative, who may be his or her legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause; or

(c)  for an Eligible Individual who is a non-employee director, removal for cause under the terms of the laws or any law rule or regulation applicable to the entity upon whose board of directors the individual serves as a non-employee director.

Section 2.40    Vesting Date means the date on which an Option, Restricted Stock Award, or Shares acquired upon exercise of an Option cease to be forfeitable upon termination of the Recipient’s Service.

ARTICLE III

AVAILABLE SHARES

Section 3.1    Shares Available under the Plan.

Subject to adjustment pursuant to section 8.3, the maximum aggregate number of Shares which may be granted under the Plan shall be 1,815,022, reduced at any time by the number of shares subject to awards and options under the Company’s 1996 Incentive Plan and the Company’s 1999 Incentive Plan (which as of the Effective Date equaled approximately 1,073,267 Shares). Such Shares shall consist of authorized but unissued or reacquired Shares or any combination thereof. If any outstanding award, including any awards or options under the Company’s 1996 and 1999 Incentive Plans, for any reason expires or is terminated or canceled without being exercised or settled in full, or if Shares acquired pursuant to an award subject to forfeiture or repurchase, including any Shares issued under the Company’s 1996 and 1999 Incentive Plans, are forfeited or repurchased by the Company, the Shares allocated to the terminated portion of such award or such Shares forfeited or repurchased shall be available for grant under the Plan. The maximum number of Restricted Stock Awards which may be granted annually to any one Covered Employee shall be 100,000 Shares and the maximum number of Options which may be granted annually to any one Covered Employee shall be 300,000 Shares.

Section 3.2    Share Accounting.

Any Shares subject to Options shall be counted against the Shares available for issuance under the Plan, as set forth in section 3.1, as one (1) Share for every one (1) Share subject thereto. However, any Share subject to a Restricted Stock Award shall be counted against the Shares available for issuance under the Plan, as set forth in section 3.1, as two (2) Shares for every one (1) Share subject to the Restricted Stock Award.

Section 3.3    No Repricing.

Except as provided in section 8.3, without the affirmative vote of holders of a majority of the Shares cast in person or by proxy at a meeting of shareholders of the Company at which a quorum representing a majority of all outstanding Shares is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options and the grant in substitution therefore of any new awards, including specifically any new Options having a lower Exercise Price or (b) the amendment of outstanding Options to reduce the exercise price thereof.

ARTICLE IV

ADMINISTRATION

Section 4.1    Committee.

(a)  Subject to section 4.1(b), the Plan shall be administered by the members of the Compensation Committee of PFF Bancorp, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

(b)  The Board may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

(c)  No member of the Committee on the Board shall participate in any action taken by such body under the Plan if he or she is personally affected thereby, unless all members of the Committee or Board, as applicable, are similarly affected.

Section 4.2    Committee Action.

The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same on its behalf.

Section 4.3    Committee Responsibilities.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a)  to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Restricted Stock Awards or Options, if any, to be granted, and the terms and conditions thereof;

(b)  with the consent of the Recipient or Beneficiary, as applicable, to amend or modify the terms of any outstanding Option or Restricted Stock Award or accelerate or defer the Vesting Date or Earliest Exercise Date thereof;

(c)  to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(d)  to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V

STOCK OPTIONS

Section 5.1    Grant of Options.

(a)  Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. An Option for an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Individual who is not an Eligible Employee shall be a Non-Qualified Stock Option.

(b)  Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

(i)  specify the number of Shares covered by the Option determined in accordance with section 5.2;

(ii)  specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

(iii)  specify the Earliest Exercise Date and the Exercise Period determined in accordance with section 5.4;

(iv)  specify the Vesting Date determined in accordance with section 5.5;

(v)  set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(vi)  contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.

Section 5.2    Size of Option.

Subject to section 3.2 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3    Exercise Price.

The price per Share at which an Option granted to an Eligible Individual may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4    Exercise Period; Earliest Exercise Date.

(a)  Subject to section 5.4(b), the Exercise Period during which an Option may be exercised shall commence on the Earliest Exercise Date specified by the Committee in the Option Agreement (or, if no

Earliest Exercise Date is specified in the Option Agreement, on the Vesting Date). It shall expire on the date specified in the Option Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

(i)  the date and time when the Recipient terminates Service for any reason other than the Recipient’s death, Disability or discharge that is not a Termination for Cause or the date and time when the Recipient is discharged in a Termination for Cause;

(ii)  the last day of the three-month period that begins on the date and time when the Recipient terminates Service due to discharge that is not a Termination for Cause (or the date of the Recipient’s retirement if permitted and defined by the Committee in the Option Agreement);

(iii)  the last day of the one-year period that begins on the date and time when the Recipient terminates Service due to the Recipient’s death or Disability; and

(iv)  the last day of the ten-year period commencing on the date on which the Option was granted.

A Recipient’s termination of Service prior to the Earliest Exercise Date of an Option shall, unless otherwise provided in the Option Agreement, result in the Option being canceled without consideration at the close of business on the last day of Service. An Option that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to an Option whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period. Notwithstanding the foregoing, no Option shall have a term of more than ten (10) years from the date on which the Option was granted.

(b)  Unless otherwise determined by the Committee and specified in the Option Agreement:

(i)  if a Change in Control occurs while an Option is outstanding and on or before its scheduled expiration date, then for purposes of exercising vested Options, the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) tenth (10th) anniversary of the date the Option was granted; and (B) the third (3rd) anniversary of the date of the Change in Control; or any later date determined under section 5.4(b)(ii) or (iii);

(ii)  if a Change in Control occurs while an Option is outstanding and on or before its Earliest Exercise Date, then solely for the purpose of measuring the Exercise Period (but not for purposes of vesting), the Recipient of the Option shall be deemed to continue in Service through the applicable Earliest Exercise Date, and the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth (10th) anniversary of the date the Option was granted; (B) the third (3rd) anniversary of the date of the Change in Control; and (C) ninety (90) days after the Earliest Exercise Date; or any later date determined under section 5.4(b)(i) or (iii);

(iii)  if, on the date an Option is otherwise scheduled to expire, the holder of the Option may not then exercise the Option or sell Shares on a national securities exchange without violating applicable federal, state or local securities laws or the terms of a securities trading blackout (including but not limited to a blackout period established under the Company’s securities trading policy or a contractual lockup in connection with a securities offering or other transaction involving the Company), the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth (10th) anniversary of the date the Option was granted; and (B) ninety (90) days after the last day of the securities trading blackout; or any later date determined under section 5.4(b)(i) or (ii); and

(iv)  the Earliest Exercise Date (but not the Vesting Date) of any Option outstanding on the date of the Recipient’s termination of Service due to death or Disability shall be accelerated to the date of such termination of Service provided that the Recipient of such Option remained in continuous Service during the period beginning on the date the Option is granted and ending on the date of termination of Service.

Section 5.5    Vesting Date.

(a)  Subject to section 5.5(b), the Vesting Date for each Option granted under the Plan shall be the date determined by the Committee and specified in the Option Agreement. If no provision for vesting is made in the Option Agreement, the Vesting Date shall be:

(i)  the first anniversary of the date of grant, as to 20% of the Shares subject to the Option as of the date of grant;

(ii)  the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

(iii)  the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

(iv)  the fourth anniversary of the date of the grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

(v)  the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Option as of the date of grant; and

(vi)  in the event of the Recipient’s termination of Service due to the Recipient’s death or Disability, the date of termination of Service, as to any Options otherwise scheduled to vest.

Failure of a Recipient to remain in continuous Service during the period beginning on the date an Option is granted and ending on the Option’s Vesting Date shall result in a cancellation of the Option without consideration at the earliest date and time at which the Recipient is not in continuous Service.

(b)  Except to the extent that an applicable Option Agreement expressly provides otherwise, each Option granted to an Eligible Individual that is outstanding under the Plan on the date on which a Change of Control occurs shall, on such date, be 100% vested and exercisable if the Options are not converted into options to acquire stock in the acquiring entity as contemplated by section 8.3(b). Similarly, each Option granted to an Eligible Individual shall be 100% vested upon such individual’s termination of Service (involuntary or voluntary) within eighteen (18) months following a Change of Control that is not a Termination for Cause. Notwithstanding the foregoing, the Committee may chose to accelerate Options in its discretion on a Change of Control and such Committee may also permit the acceleration of the Vesting Date upon a Recipient’s retirement if explicitly permitted and defined in the Option Agreement.

Section 5.6    Additional Restrictions on Incentive Stock Options.

An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)  If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same

Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

(b)  The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(c)  The Exercise Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Exercise Period that does not satisfy this requirement, the designated Exercise Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(d)  An Incentive Stock Option that is exercised during its designated Exercise Period but more than:

(i)  three (3) months after the termination of employment with the Company and all of its Parents and Subsidiaries (other than on account of disability within the meaning of section 22(e)(3) of the Code or death of the Eligible Employee to whom it was granted); or

(ii)  one (1) year after such individual’s termination of employment with the Company, a Parent or a Subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

may be exercised in accordance with the terms of the Option but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

(e)  Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second (2nd) anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first (1st) anniversary of the date on which the Shares were acquired.

Section 5.7    Method of Exercise.

(a)  Subject to the limitations of the Plan and the Option Agreement, an Option Holder may, at any time after the Earliest Exercise Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option Holder shall exercise an Option to purchase Shares by:

(i)  giving written notice to the Company, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

(ii)  delivering to the Company full payment, consistent with section 5.7(b), for the Shares as to which the Option is to be exercised; and

(iii)  satisfying such other conditions as may be prescribed in the Option Agreement.

(b)  The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i)  in cash (by certified or bank check or such other instrument as the Company may accept);

(ii)  if and to the extent permitted by the Committee, in the form of Shares already owned by the Option holder for a period of more than six (6) months as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid with such payment to be made either through attestation or actual delivery as determined by the Committee; or

(iii)	by a combination thereof.

If permitted by the Committee, payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)  When the requirements of section 5.7(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder’s ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 7.3.

Section 5.8    Limitations on Options.

(a)  An Option by its terms shall not be transferable by any Option Holder, except that (i) a Recipient may transfer a Non-Qualified Stock Option to the Recipient’s Family Members during his lifetime; and (b) any Option Holder may transfer Options remaining unexercised at his or her death to a Beneficiary or by will or by the laws of descent and distribution. Any permitted transfer to Family Members shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the Permitted Transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the Recipient except the right to transfer the Option to Family Members. If a privilege of the Option depends on the life, Service, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, Service, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein.

(b)  The Company’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)  An Option holder may designate a Beneficiary to receive any Options that may be exercised after his or her death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option holder’s death shall be transferred to the executor or administrator of the Option holder’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Option holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option holder shall be deemed to have survived the beneficiary.

ARTICLE VI

OTHER AWARDS

Section 6.1    In General.

(a)  Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Individual, which notice shall:

(i)  specify the number of Shares covered by the Restricted Stock Award;

(ii)  specify the amount (if any) which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

(iii)  specify whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;

(iv)  specify the date of grant of the Restricted Stock Award; and

(v)  specify the Vesting Date for the Restricted Stock Award;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b)  All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

(i)  registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

(ii)  registered in the name of the Recipient and held by the Committee, together with a stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

(iii)  registered in the name of and delivered to the Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting date bear the following legend:

The Common Stock evidenced hereby is subject to the terms of Restricted Stock Award Notice between PFF Bancorp, Inc. and [Name of Recipient] dated [Date] made pursuant to the terms of the PFF Bancorp, Inc. 2004 Equity Incentive Plan, copies of which are on file at the executive offices of PFF Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.

(c)  An Award by its terms shall not be transferable by the Eligible Individual other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

Section 6.2    Vesting Date.

(a)  Subject to section 6.2(b), the Vesting Date for each Restricted Stock Award granted under the Plan shall be the date determined by the Committee and specified in the Award Notice. If no provision for vesting is made in the Award Notice, the Vesting Date shall be:

(i)  the first anniversary of the date of grant, as to 20% of the Shares subject to the Restricted Stock Award as of the date of grant;

(ii)  the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Restricted Stock Award as of the date of grant;

(iii)  the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Restricted Stock Award as of the date of grant;

(iv)  the fourth anniversary of the date of the grant, as to an additional 20% of the Shares subject to the Restricted Stock Award as of the date of grant; and

(v)  the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Restricted Stock Award as of the date of grant;

(b)  Unless otherwise determined by the Committee and specified in the Award Notice for a Restricted Stock Award:

(i)  if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Shares shall be forfeited without consideration (other than a refund to the Recipient of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture);

(ii)  if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, any unvested Shares that were scheduled to vest shall become vested on the date of termination of Service; and

(iii)  if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the date of the Change in Control if the Restricted Stock Award is not converted into an award to receive stock in the acquiring entity as contemplated by section 8.3(c). Similarly, each Restricted Stock Award shall be 100% vested upon a Recipient’s termination of Service (voluntary or involuntary) within eighteen (18) months following the Change of Control that is not a Termination for Cause. Notwithstanding the foregoing, the Committee may chose to accelerate Restricted Stock Awards in its discretion on a Change of Control and such Committee may also permit the acceleration of the Vesting Date upon a Recipient’s retirement if explicitly permitted and defined in the Restricted Stock Award.

Section 6.3    Performance-Based Awards.

(a)  At the time it grants a Performance-Based Award, the Committee shall establish one or more Performance Goals, the attainment of which shall be a condition of the Recipient’s right to retain the related Shares or receive the cash amount specified; provided, however, that no cash Performance-Based Award to any one individual shall exceed $2,500,000 in any year. The Performance Goals shall be selected from among the following:

(i)  earnings per share;

(ii)  net income;

(iii)  return on average equity;

(iv)  return on average assets;

(v)  core earnings;

(vi)  stock price;

(vii)  operating income;

(viii)  operating efficiency ratio;

(ix)  net interest rate spread;

(x)  loan production volumes;

(xi)  deposit volumes

(xii)  non-performing loans;

(xiii)  cash flow;

(xiv)	total shareholder returns;

(xv)  strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures;

(xvi)  except in the case of a Covered Employee, any other performance criteria established by the Committee; and

(xvii)  any combination of (i) through (xv) above.

Performance Goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units) and/or the past or current performance of other companies.

(b)  At the time it grants a Performance-Based Award, the Committee shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:

(i)  if the Performance-Based Award is granted during the first nine months of the Company’s fiscal year, the period of three (3) fiscal years of the Company beginning with the fiscal year in which the Performance-Based Award is granted; and

(ii)  in all other cases, the period of twelve (12) consecutive fiscal quarters of the Company that begins with the fiscal quarter in which the Performance-Based Award is granted.

(c)  As promptly as practicable following the end of each Performance Measurement Period, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been attained, shall certify such fact in writing.

(d)  If the Performance Goals for a Performance-Based Award have been attained and certified, the Committee shall either:

(i)  if the relevant Vesting Date has occurred, cause the ownership of the Shares subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Restricted Stock Award;

(ii)  if applicable, pay the cash amount of the Performance-Based Award; or

(iii)  in all other cases, continue the Shares in their current status pending the occurrence of the relevant Vesting Date or forfeiture of the Shares.

If any one or more of the relevant Performance Goals have not been attained, all of the Shares subject to such Restricted Stock Award or cash subject to such Performance-Based Award shall be forfeited without a consideration (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture).

(e)  If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee’s judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Performance Goals and make payments accordingly under the Plan; provided, however, that any adjustments made in accordance with or for the purposes of this section 6.3(e) shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Award to a Covered Employee if and to the extent that such adjustments would have the effect of increasing the amount of a the Restricted Stock Award to such Covered Employee.

(f)  If provided by the Committee when a Performance-Based Award is granted, to the extent that the relevant Performance Goals are achieved prior to the end of the Performance Measurement Period and certified by the Committee, a vested Performance-Based Award may be paid at any time following such certification.

Section 6.4    Dividend Rights.

Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be held and accumulated (with investment earnings or losses) pending vesting at the same time and subject to the same terms and conditions as the underlying Shares and, pending vesting, shall be invested at the discretion of the Committee.

Section 6.5    Voting Rights.

Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award, shall be exercised by the Recipient of the Restricted Stock Award.

Section 6.6    Tender Offers.

Each Recipient to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by proxy or ballot (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.

Section 6.7    Designation of Beneficiary.

An Eligible Individual who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares that become vested on the date of his or her death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Individual dies prior to the Eligible Individual, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Eligible Individual’s death shall be paid to the executor or administrator of the Eligible Individual’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

Section 6.8    Manner of Distribution of Awards.

The Company’s obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Individual or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

Section 6.9    Taxes.

The Company or the Committee shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

ARTICLE VII

SPECIAL TAX PROVISIONS

Section 7.1    Tax Withholding Rights.

The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option or other award under the Plan any taxes required by law to be withheld with respect to such Option or other award. Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in the Option Agreement, an Option Holder shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Option Exercise Date over the Option Exercise Price per Share. Notwithstanding the foregoing, the tax withholding in Shares may not be in excess of the minimum required statutory withholding rate.

Section 7.2    Code Section 83(b) Elections.

If and to the extent permitted by the Committee and specified in an Option Agreement for a Non-Qualified Stock Option or a Restricted Stock Award Agreement for a Restricted Stock Award other than a Performance-Based Award, a Recipient may be permitted or required to make an election under section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Recipient instead of at a subsequent Vesting Date. In such event, the Shares issued prior to their Vesting Date shall be issued in certificated form only, and the certificates therefor shall bear the legend set forth in section 6.1(b) or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Recipient’s termination of Service prior to the relevant Vesting Date or forfeiture of the Shares for any other reason, the Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount paid by the Recipient for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

Section 7.3	Election to Defer Income Tax Liability Pursuant to Deferred Compensation Program.

To the extent permitted by the Committee, the Recipient of a Non-Qualified Stock Option or Restricted Stock Award may elect to defer the income tax liability associated therewith pursuant to the terms of a non-qualified deferred compensation plan in which the Recipient is eligible to participate.

ARTICLE VIII

AMENDMENT AND TERMINATION

Section 8.1    Termination.

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options and Restricted Stock Awards theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option Agreements and the Award Notices evidencing such Options and Restricted Stock Awards.

Section 8.2    Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code or the corporate governance standards imposed under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

Section 8.3    Adjustments in the Event of Business Reorganization.

(a)  In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Options and Restricted Stock Awards in the aggregate to all Eligible Individuals and individually to any one Eligible Individual, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Options and Restricted Stock Awards, and (iii) the Exercise Price of Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options or Restricted Stock Awards (including, without limitation, cancellation of Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles; provided, however, that any such adjustment to an Option or Performance-Based Award granted to a Recipient who is a Covered Employee shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.

(b)  In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option being canceled.

(c)  In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Restricted Stock Award shall be adjusted by allocating to the Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.

ARTICLE IX

MISCELLANEOUS

Section 9.1    Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 9.2    No Right to Continued Employment.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any participating member of the Board or dismiss any Eligible Employee or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

Section 9.3    Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

Section 9.4    Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of California without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in the State of California shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Restricted Stock Award or Option granted under this Plan, the Eligible Individual, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 9.5    Headings.

The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 9.6    Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 9.7    Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)	If to the Committee: PFF Bancorp, Inc. 350 South Garey Avenue Pomona, California 91766 Attention: Corporate Secretary

(b)  If to a Recipient, Beneficiary or Option Holder, to the Recipient’s, Beneficiary’s or Option Holder’s address as shown in the Employer’s records.

Section 9.8    Approval of Shareholders.

The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the Effective Date. Any Option or Restricted Stock Award granted prior to the date such approval is obtained shall be granted contingent on such approval and shall be void ab initio in the event such approval is not obtained. No Performance-Based Awards shall be granted after the fifth (5th) anniversary of the Effective Date unless, prior to such date, the listing of permissible Performance Goals set forth in section 6.3 shall have been re-approved by the stockholders of the Company in the manner required by section 162(m) of the Code and the regulations thereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Mark Here for Address Change or Comments	☐

		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
ITEM 1.	ELECTION OF DIRECTORS Nominees: 01 Donald R. DesCombes 02 Larry M. Rinehart	☐	☐	ITEM 2.	Ratification of Appointment of Independent Accountants	☐	☐	☐	ITEM 3.	Adoption of the PFF Bancorp, Inc. 2004 Equity Incentive Plan.	☐	☐	☐

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)	Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

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Internet http://www.eproxy.com/pfb Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PFF BANCORP, INC.

The undersigned hereby appoints Robert W. Burwell and Curtis W. Morris and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-infact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of PFF Bancorp, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held September 14, 2004 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

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